SUPPLEMENT DATED DECEMBER 8, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

    .    EQ ADVISORS TRUST
________________________________________________________________________________

This Supplement updates certain information contained in the above-referenced Prospectus of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

            Information Regarding EQ/FI Small/Mid Cap Value Portfolio

The information provided below updates information regarding the EQ/FI Small/Mid Cap Value Portfolio.

Under the heading "The Investment Strategy" in the description of the Portfolio, add the following sentence to the end of the third paragraph:

    The Adviser may also invest in stocks that are not called "value" stocks.

Under the heading "The Investment Strategy" in the description of the Portfolio, delete the fifth paragraph and insert the following in its place:

    In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

Under the heading "Who Manages the Portfolio" in the description of the Portfolio, delete the second paragraph and insert the following in its place:

    Richard Fentin and James Harmon are responsible for the day-to-day management of the Portfolio. Mr. Fentin is a vice president and manager and has been associated with FMR since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR since 1995.